As filed with the Securities and Exchange Commission on July 22, 1999

                                            1933 Act Registration No.  333-79535
                                            1940 Act Registration No.  811-09369

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]

         Pre-Effective Amendment No.    1                              [X]
                                      ----
         Post-Effective Amendment No.                                  [ ]
                                      ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.    1                                            [X]
                        ----
JNL VARIABLE FUND III LLC
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         (Exact Name of Registrant as Specified in Charter)

225 WEST WACKER DRIVE, SUITE 1200, CHICAGO, ILLINOIS 60606 (Address of
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         Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (312) 338-5801
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Thomas J. Meyer, Esq.               with a copy to:
JNL Variable Fund III LLC           Perry J. Shwachman
Vice President & Counsel            Katten, Muchin & Zavis
5901 Executive Drive                        525 West Monroe Street, Ste. 1600
Lansing, Michigan  48911            Chicago, Illinois 60661-2695
         (Name and Address of Agent for Service)

Approximate date of proposed public offering: Upon the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                            JNL VARIABLE FUND III LLC
                    REFERENCE TO ITEMS REQUIRED BY FORM N-1A

                                                 Caption in Prospectus or
                                                 Statement of Additional
                                                 Information relating to
N-1A Item                                        each Item
---------                                        -------------------------------

Part A.  Information Required in a Prospectus    Prospectus
-------  ------------------------------------    ----------

1.   Front and Back Cover Pages                  Front and Back Cover Pages

2.   Risk/Return Summary:  Investments,          About the JNL/First Trust The
     Risks, and Performance                      Dow Target 10 Series

3.   Risk/Return Summary:  Fee Table             Not Applicable

4.   Investment Objectives, Principal            About the JNL/First Trust The
     Investment Strategies, and Related Risks    Dow Target 10 Series

5.   Management's Discussion of Fund             Not Applicable
     Performance

6.   Management, Organization and Capital        Management of the Fund;
     Structure                                   Investment in Fund Interests

7.   Shareholder Information                     Investment in Fund Interests;
                                                 Redemption of Fund Interests;
                                                 Tax Status

8.   Distribution Arrangements                   Not Applicable

9.   Financial Highlights Information            Financial Highlights


         Information Required in a Statement     Statement of
Part B.  of Additional Information               Additional Information
-------  -------------------------               ----------------------

10.  Cover Page and Table Of Contents            Cover Page and Table of
                                                 Contents

11.  Fund History                                General Information and History

12.  Description of the Fund and Its             Common Types of Investments and
     Investments and Risks                       Management Practices;
                                                 Additional Risk Considerations;
                                                 Investment Restrictions

13.  Management of the Fund                      Management of the Fund

14.  Control Persons and Principal Holders       Management of the Fund
     of Securities

15.  Investment Advisory and Other Services      Investment Advisory and Other
                                                 Services

16.  Brokerage Allocation and Other Practices    Investment Advisory and Other
                                                 Services

17.  Capital Stock and Other Securities          Purchases, Redemptions and
                                                 Pricing of Interests;
                                                 Additional Information

18.  Purchase, Redemption and Pricing of         Purchases, Redemptions and
     Shares                                      Pricing of Interests

19.  Taxation of the Fund                        Tax Status

20.  Underwriters                                Not Applicable

21.  Calculation of Performance Data             Performance

22.  Financial Statements                        Financial Statements

Part C.

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

                          JNL(R) VARIABLE FUND III LLC

                                   PROSPECTUS

                             ________________, 1999

                          JNL(R) VARIABLE FUND III LLC
                 225 West Wacker Drive o Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNL Variable Fund III LLC (Fund).

The interests of the Fund are sold to Jackson National Separate Account III to fund the benefits of variable annuity contracts. The Fund currently offers interests in the following Series:


JNL/First Trust The Dow(SM) Target 10 Series



The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

The Fund's Statement of Additional Information (SAI) contains additional information about the Fund and the Series.

"Dow Jones", "Dow Jones Industrial Average(SM)", "DJIA(SM)", and "The Dow 10(SM)" are service marks of Dow Jones & Company, Inc. (Dow Jones) Dow Jones has no relationship to the Fund, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/First Trust The Dow Target 10 Series.


Dow Jones does not:

o    Sponsor,  endorse,  sell or promote the  JNL/First  Trust The Dow Target 10
     Series.
o Recommend that any person invest in the JNL/First Trust The Dow Target 10 Series or any other securities. o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/First Trust The Dow Target 10 Series.
o Have any responsibility or liability for the administration, management or marketing of the JNL/First Trust The Dow Target 10 Series.
o Consider the needs of the JNL/First Trust The Dow Target 10 Series or the owners of the JNL/First Trust The Dow Target 10 Series in determining, composing or calculating the DJIA or have any obligation to do so.

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Dow Jones will not have any liability in connection with the JNL/First Trust The Dow Target 10 Series.
Specifically,


o Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:
     o The results to be obtained by the JNL/First Trust The Dow Target 10 Series, the owners of the JNL/First Trust The Dow Target 10 Series or any other person in connection with the use of the DJIA and the data included in the DJIA;
     o    The accuracy or completeness of the DJIA and its data;
     o The merchantability and the fitness for a particular purpose or use of the DJIA and its data;
o Dow Jones will have no liability for any errors, omissions or interruptions in the DJIA or its data;
o Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.


The licensing agreement between First Trust Advisors L.P. and Dow Jones is solely for their benefit and not for the benefit of the owners of the JNL/First Trust The Dow Target 10 Series or any other third parties.

--------------------------------------------------------------------------------
 "JNL(R)", "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.

                                TABLE OF CONTENTS

About the JNL/First Trust The Dow(SM) Target 10 Series

          Investment Objective

          Principal Investment Strategies

          Principal Risks of Investing in The Dow Target 10 Series

          Additional Information About the Principal Investment Strategies, Other Investments and Risks of The Dow Target 10 Series

Management of the Fund

          Investment Adviser

          Investment Sub-Adviser

          Portfolio Management

Administrative Fee

Investment in Fund Interests

Redemption of Fund Interests

Tax Status

          General

          Internal Revenue Services Diversification Requirements

Hypothetical Performance Data for Target Strategies

Financial Highlights

              ABOUT THE JNL/FIRST TRUST THE DOW(SM) TARGET 10 SERIES

Investment Objective

The investment objective of the JNL/First Trust The Dow(SM) Target 10 Series (The Dow Target 10 Series) is a high total return through a combination of capital appreciation and dividend income.

Principal Investment Strategies


The Dow Target 10 Series seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average(SM) (DJIA) which have the highest dividend yields on or about the business day before each Stock Selection Date. The ten companies will be selected annually, beginning July 1, 1999, and on each one year anniversary thereof (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.


Principal Risks of Investing in The Dow Target 10 Series

An investment in The Dow Target 10 Series is not guaranteed. As with any mutual fund, the value of The Dow Target 10 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because The Dow Target 10 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Dow Target 10 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow Target 10 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow Target 10 Series' total return and share price.

          o Limited management. The Dow Target 10 Series' strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The Dow Target 10 Series from responding to market fluctuations. As compared to other funds, this could subject The Dow Target 10 Series to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow Target 10 Series from taking advantage of opportunities available to other funds.

In addition, the performance of The Dow Target 10 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of The Dow Target 10 Series

The Dow Target 10 Series invests in the common stock of ten companies included in The DJIA. The ten common stocks will be chosen on or about the business day before each Stock Selection Date as follows:

          o the sub-adviser will determine the dividend yield on each common stock in The DJIA on or about the business day before the Stock Selection Date;

          o the sub-adviser will allocate approximately equal amounts of The Dow Target 10 Series to the ten companies in The DJIA that have the highest dividend yield;

          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the ten common stocks selected.

Between Stock Selection Dates, The Dow Target 10 Series will purchase and sell common stocks approximately according to the percentage relationship among the common stocks established on the prior Stock Selection Date.

The stocks in The Dow Target 10 Series are not expected to reflect the entire DJIA nor track the movements of The DJIA.

It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for The Dow Target 10 Series to be 100% invested in the prescribed mix of securities at any time. To the extent that The Dow Target 10 Series is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by The Dow Target 10 Series will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities.

The sub-adviser will attempt to replicate the percentage relationship of securities when selling securities for The Dow Target 10 Series. The percentage relationship among the number of securities in The Dow Target 10 Series should therefore remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of The Dow Target 10 Series will fluctuate during the year, above and below the proportion established on the annual Stock Selection Date. At the Stock Selection Date for The Dow Target 10 Series, new securities will be selected and a new percentage relationship will be established among the number of securities for the Series.

The sub-adviser may, but will not necessarily, utilize derivative instruments, such as options, futures contracts, forward contracts, warrants, indexed securities and repurchase agreements, for hedging and risk management.

Derivative instruments involve special risks. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the
Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with prices movements in the rest of the portfolio.

The investment objectives and policies of The Dow Target 10 Series are not fundamental and may be changed by the Board of Managers of the Fund, without interest holder approval.


Certain provisions of the Investment Company Act of 1940 limit the ability of the Series to invest more than 5% of the Series' total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). The Fund has applied to the Securities and Exchange Commission (SEC) for an exemption from this limitation so that The Dow Target 10 Series may invest up to 10.5% of the Series' total assets in the stock of Securities Related Companies. Accordingly, until such time as the Fund receives approval of its exemption request, or other applicable relief, the investment strategy of The Dow Target 10 Series will be subject to modification if the stock selection methodology for the Series results in the selection of one or more Securities Related Companies. In such an instance, the Series will only invest up to 5% of its total assets in each applicable Securities Related Company and will invest its remaining assets in the other selected companies in approximately equal amounts.


The SAI has more information about The Dow Target 10 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Description  of  Index.   The  stocks  included  in  The  Dow  Jones  Industrial
Average(SM) are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

The portfolio of The Dow Target 10 Series consists of the common stocks of companies listed on the DJIA. Except as previously described, the publisher of the DJIA has not granted the Fund or the Fund's investment adviser a license to use its index. The Dow Target 10 Series is not designed or intended to result in prices that parallel or correlate with the movements in the DJIA and it is expected that its prices will not parallel or correlate with such movements. The publisher of the DJIA has not participated in any way in the creation of the Fund or the Series or in the selection of stocks in the Series.

Year 2000 and Euro Issues. Apart from the particular risks described above, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser, sub-adviser or its other service providers are unable to process and calculate date-related information because they are not programmed to distinguish between the year 2000 and the year 1900. This is commonly known as the "Year 2000 Problem."

The Fund relies entirely on outside service providers for the processing of its business. To the extent that a service provider utilizes computers to process the Fund's business, the smooth operation of the Fund depends on the ability of those computers to continue to function properly.

The Fund has contacted each of its service providers to ascertain the service provider's state of readiness for the year 2000. Each of the service providers has indicated to the Fund that, at this time, it is either Year 2000 compliant or that it has identified its systems which are not currently Year 2000 compliant and that it intends to make such systems compliant before December 31, 1999. The Fund intends to continue to monitor the Year 2000 status of its service providers.

Based on the information currently available, the Fund does not anticipate any material impact on the delivery of services to and by the Fund. However, since the Fund must rely on the information provided to it by its service providers, there can be no assurance that the steps taken by the service providers in preparation for the Year 2000 will be sufficient to avoid any adverse impact on the Fund.

Similarly, the companies and other issuers in which The Dow Target 10 Series invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on the Series.

Legislation. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in The Dow Target 10 Series or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in The Dow Target 10 Series. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Series or will not impair the ability of the issuers of the common stock held in the Series to achieve their business goals.

                             MANAGEMENT OF THE FUND

Investment Adviser

Under Delaware law and the Fund's Certificate of Formation and Operating Agreement, the management of the business and affairs of the Fund is the responsibility of the Board of Managers of the Fund.

Jackson National Financial Services, LLC (JNFS), 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Fund and provides the Fund with professional investment supervision and management. JNFS is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential Corporation plc, a life insurance company in the United Kingdom. JNFS is a successor to Jackson National Financial Services, Inc. which served as an investment adviser to the JNL Series Trust, a registered investment company, from its inception until July 1, 1998, when it transferred its duties as investment adviser and its professional staff for investment advisory services to JNFS.

JNFS has selected First Trust Advisors L.P. as sub-adviser to manage the investment and reinvestment of the assets of the Series of the Fund. JNFS monitors the compliance of the sub-adviser with the investment objectives and related policies of The Dow Target 10 Series and reviews the performance of the sub-adviser and reports periodically on such performance to the Board of Managers of the Fund.

As compensation for its services, JNFS receives a fee from the Fund. The fee is stated as an annual percentage of the net assets of the Series. The fee, which is accrued daily and payable monthly, is calculated on the basis of the average net assets of The Dow Target 10 Series. Once the average net assets of the Series exceed specified amounts, the fee is reduced with respect to such excess.

The Dow Target 10 Series is obligated to pay JNFSLLC the following fee:

     ASSETS                                                       FEES

     $0 to $500 million........................................... .75%
     $500 million to $1 billion................................... .70%
     Over $1 billion.............................................. .65%

Investment Sub-Adviser

First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for The Dow Target 10 Series. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by Robert Donald Van Kampen.

As of the date of this Prospectus, The Dow Target 10 Series had not commenced investment operations. However, First Trust is also the portfolio supervisor of certain unit investment trusts sponsored by Nike Securities L.P. (Nike Securities) which are substantially similar to the certain of the Series in that they have the same investment objectives as those Series but have a life of approximately one year. Nike Securities specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and the First Trust GNMA.

Under the terms of the Sub-Advisory Agreement between First Trust and JNFS, First Trust manages the investment and reinvestment of the assets of The Dow Target 10 Series, subject to the oversight and supervision of JNFS and the Board of Managers of the Fund. First Trust formulates a continuous investment program for the Series consistent with its investment objectives and policies outlined in this Prospectus. First Trust implements such programs by purchases and sales of securities and regularly reports to JNFS and the Board of Managers of the Fund with respect to the implementation of such programs.

As compensation for its services, First Trust receives a fee from JNFS, stated as an annual percentage of the net assets of The Dow Target 10 Series. The SAI contains a schedule of the management fees JNFS currently is obligated to pay First Trust out of the advisory fee it receives from The Dow Target 10 Series.

Portfolio Management

There is no one individual primarily responsible for portfolio management decisions for the Series. Investments are made under the direction of a committee.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, The Dow Target 10 Series pays to JNFS an Administrative Fee of .10% of the average daily net assets of the Series. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In addition, JNFS, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of the Series. The Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

                          INVESTMENT IN FUND INTERESTS

Interests in the Fund are currently sold to Jackson National Separate Account III, a separate account of JNL, 5901 Executive Drive, Lansing, Michigan 48911, to fund the benefits under certain variable annuity contracts (Contracts). The Separate Account purchases interests in the Series at net asset value using premiums received on Contracts issued by JNL. Purchases are effected at net asset value next determined after the purchase order, in proper form, is received by the Fund's transfer agent. There is no sales charge.

Interests in the Fund are not available to the general public directly. The Dow Target 10 Series is managed by a sub-adviser who manages publicly available unit investment trusts having similar names and investment objectives. While the Series may be similar to, and may in fact be modeled after publicly available unit investment trusts, Contract purchasers should understand that the Series is not otherwise directly related to any publicly available unit investment trust. Consequently, the investment performance of publicly available unit investment trusts and the Series may differ substantially.

The net asset value per interest of The Dow Target 10 Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per interest is calculated by adding the value of all securities and other assets of the Series, deducting its liabilities, and dividing by the number of interests outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional shares of the Series (rounded to the nearest 1/1000 of a share). The Fund does not issue interest certificates.

                          REDEMPTION OF FUND INTERESTS

Jackson National Separate Account III redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Fund is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received.

The Fund may suspend the right of redemption only under the following unusual circumstances:

          o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

General

The Fund is a limited liability company with all of its interests owned by a single entity, Jackson National Separate Account III. Accordingly, the Fund is taxed as part of the operations of JNL and is not taxed separately. Under current tax law, interest, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract. For a discussion of the tax status of the variable annuity policy, please refer to the prospectus for Jackson National Separate Account III.

Internal Revenue Service Diversification Requirements

The Series  intend to comply  with the  diversification  requirements  currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the variable annuity policies issued by Jackson National Separate Account III. The Sub-Advisory Agreement requires the Series to be operated in compliance with these diversification requirements. First Trust, as sub-adviser, reserves the right to depart from the investment strategy of The Dow Target 10 Series in order to meet these diversification requirements. See the SAI for more specific information.

              HYPOTHETICAL PERFORMANCE DATA FOR THE TARGET STRATEGY

As of the date of this Prospectus, The Dow Target 10 Series had not commenced investment operations. However, certain aspects of the investment strategy for The Dow Target 10 Series can be demonstrated using historical data. The following table illustrates the hypothetical performance of the investment strategy used by The Dow Target 10 Series and the actual performance of the DJIA.
The table also shows how performance varies from year to year.

The information for the Target Strategy assumes that the Strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the first of the year. In addition, the performance information does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the variable annuity policies, expenses or taxes. Any of such charges will lower the returns shown.


The returns shown below for the Target Strategy does not represent the results of actual trading using client assets but were achieved by means of the retroactive application of a strategy that was designed with the benefit of hindsight. These returns should not be considered indicative of the skill of the sub-adviser. The returns may not reflect the impact that any material market or economic factors might have had if the Strategy had been used during the periods shown to actually manage client assets. During a portion of the period shown in the table below, the sub-adviser acted as the portfolio supervisor of certain unit investment trusts which employed strategies similar to the hypothetical strategy shown below.

The returns shown below for the Target Strategy are not a guarantee of future performance and should not be used to predict the expected returns on the Target Strategy. In fact, the hypothetical Target Strategy underperformed its respective index in certain years.

                     HYPOTHETICAL COMPARISON OF TOTAL RETURN

   Year         Target 10       DJIA
                Strategy

1979              13.01%      10.60%
1980              27.90%      21.90%
1981               7.46%      -3.61%
1982              27.12%      26.85%
1983              39.07%      25.82%
1984               6.22%       1.29%
1985              29.54%      33.28%
1986              35.63%      27.00%
1987               5.59%       5.66%
1988              24.75%      16.03%
1989              26.97%      32.09%
1990              -7.82%      -0.73%
1991              34.20%      24.19%
1992               7.69%       7.39%
1993              27.08%      16.87%
1994               4.21%       5.03%
1995              36.85%      36.67%
1996              28.35%      28.71%
1997              21.68%      24.82%
1998              10.59%      18.03%


(1) The Target 10 Strategy for any given period was selected by ranking the dividend yields for each of the stocks as of the close of the prior period and dividing by the stock's market value on the last trading day on the exchange where that stock principally trades in the given period.


(2) The total return shown does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested semi-annually, and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table, over the 20 full years listed above, the Target 10 Strategy achieved an average annual total return of 19.57%. In addition, over this period, the Strategy achieved a greater average annual total return than that of the DJIA, which was 17.28%. Although the Strategy seeks to achieve a better performance than the DJIA as a whole, there can be no assurance that the Strategy will achieve a better performance.

                              FINANCIAL HIGHLIGHTS

The financial highlights information for the Fund is not included in the prospectus because the Fund had not commenced operations as of the effective date of this prospectus.

                                   PROSPECTUS

                             ________________, 1999

                          JNL(R) VARIABLE FUND III LLC

You may find more information about the Fund in the Fund's SAI dated _________, 1999, which contains further information about the Fund and the Series, particularly the Series' investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

You may obtain a copy of the current SAI or the most recent Annual and Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683, or writing the JNL Variable Fund III LLC Service Center, P.O. Box 378002, Denver, Colorado 80237-8002.

You may also obtain information about the Fund (including its current SAI and most recent Annual and Semi-Annual Reports) from the SEC's Internet site (http://www.sec.gov) and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and copying charges by calling (800) SEC-0330.



                                                             File No.: 811-09369

                       STATEMENT OF ADDITIONAL INFORMATION

                             ________________, 1999

                            JNL VARIABLE FUND III LLC



This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Variable Fund III LLC Prospectus, dated ___________, 1999. The Prospectus may be obtained by calling (800) 766-4683, or writing P.O. Box 378002, Denver, Colorado 80237-8002.




                                TABLE OF CONTENTS

General Information and History.............................................   2
Common Types of Investments and Management Practices........................   2
Additional Risk Considerations..............................................
Investment Restrictions.....................................................
Management of the Fund......................................................
Performance.................................................................
Investment Advisory and Other Services......................................
Purchases, Redemptions and Pricing of Interests.............................
Additional Information......................................................
Tax Status..................................................................
Financial Statements .......................................................

                         GENERAL INFORMATION AND HISTORY

JNL Variable Fund III LLC (Fund) is a non-diversified, open-end management company organized as a Delaware limited liability company on January 26, 1999. The Fund offers interests in the JNL/First Trust The Dow(SM) Target 10 Series (Series).

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities the Series may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The Series may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Series' investment objective(s) and policies described in the Prospectus and in this SAI.

Bank Obligations. The Series may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Series may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Borrowing and Lending. The Series may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, the Series may mortgage or pledge securities in amounts up to 15% of its net assets.

Cash Position. The Series may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. For temporary, defensive purposes, the Series may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

Commercial Paper. The Series may invest in commercial paper. Commercial paper are short-term promissory notes issued by corporations primarily to finance short-term credit needs. Such notes may have fixed or variable rates.

Common and Preferred Stocks. The Series may invest in common and/or preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Series may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

Futures and Options. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. The Series may purchase or sell call and put options on securities and financial indices, and may invest in futures contracts on financial indices, including interest rates or an index of U.S. Government securities, or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the Series' total return; and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing the Series' income.

The Series' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Rather, in accordance with regulations adopted by the Commodity Futures Trading Commission (CFTC), the Series will employ such techniques only for (1) hedging purposes, or (2) otherwise, to the extent that aggregate initial margin and required premiums do not exceed 5 percent of the Series' net assets.

Hybrid Instruments. The Series may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of commodity, a particular currency, or a domestic debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Illiquid Securities. The Series may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities not determined to be liquid in accordance with guidelines established by the Fund's Board of Managers; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions.

Money Market Funds. The Fund may invest in shares of money market funds to the extent permitted by the Investment Company Act of 1940, as amended.

Portfolio Turnover. To a limited extent, the Series may engage in short-term transactions if such transactions further its investment objective. The Series may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

Repurchase Agreements and Reverse Repurchase Agreements. The Series may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by the Series and a simultaneous agreement (generally by a bank or dealer) to repurchase that security from the Series at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security. The Series must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Series may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, the Series, together with other registered investment companies having management agreements with a common investment adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When the Series invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

Securities Lending. The Series may also lend common stock to broker-dealers and financial institutions to realize additional income. As a fundamental policy, the Series will not lend common stock or other assets, if as a result, more than 33 1/3% of the Series' total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) the Series must receive any dividends or interest paid by the issuer on such securities; (c) the Series must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) the Series must receive either interest from the investment of collateral or a fixed fee from the borrower.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, the Series may experience delays in, or be prevented from, recovering the collateral. During the period that the Series seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The Series may also incur expenses in enforcing its rights. If the Series has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

Security-related Issuers. The Fund is seeking exemptive relief from the Securities and Exchange Commission to allow the Series to invest more than 5% of their assets in the securities of any issuer that derives more than 15 percent of its gross revenue from "securities related activities" (as defined in rule 12d3-1 under the Investment Company Act of 1940). Until such relief is received, despite any investment strategy, the Series will not be able to invest more than 5% of their assets in such issuers.

Short Sales. The Series may sell securities short. A short sale is the sale of a security the Series does not own. It is "against the box" if at all times when the short position is open the Series owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that the Series engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Managers, in a segregated account, or otherwise cover its position in a permissible manner.

U.S. Government Securities. U.S. Government securities are issued or guaranteed as to principal and interest by U.S. Government agencies or instrumentalities. These include securities issued by the Federal National Mortgage Association
(Fannie Mae), Government National Mortgage Association (Ginnie Mae), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

U.S. Government Obligations. U.S. Government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

Warrants. The Series may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase common stock at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Writing Covered Options on Securities. The Series may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain the Series' investment objective. Call options written by the Series give the holder the right to buy the underlying security from the Series at a stated exercise price; put options give the holder the right to sell the underlying security to the Series at a stated price.

The Series may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Series owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Series owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Series owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Series will maintain in a segregated account at the Series' custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Series' obligation under the option. The Series may also write combinations of covered puts and covered calls on the same underlying security.

The Series will receive a premium from writing an option, which increases the Series' return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Series will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Series will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

The Series may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Series will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Series.

                         ADDITIONAL RISK CONSIDERATIONS

Futures, Options and Other Derivative Instruments. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes the Series to additional investment risks and transaction costs. If the sub-adviser seeks to protect the Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Series, the Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

Hybrid Instruments. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of "Futures, Options, and Other Derivative Instruments" herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Series and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be a risk factor which the Series would have to consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Insurance Law Restrictions. In connection with the Fund's agreement to sell interests in the Fund to Jackson National Separate Account III (Separate Account), Jackson National Financial Services, LLC (JNFS) and Jackson National Life Insurance Company (JNL) may enter into agreements with the Fund, required by certain state insurance departments, under which JNFS may agree to use its best efforts to assure and to permit JNL to monitor that the Series complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If the Series failed to comply with such restrictions or limitations, JNL would take appropriate action, which might include ceasing to make investments in the Fund and/or Series or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Fund's operations.

Investment Strategy Risks. The common stock selected for the Series generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The common stock may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stock will change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stock will be maintained or that share prices will not decline further during the life of the Series, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with the highest dividend yields amounts to a contrarian strategy because these shares are often out of favor. Such strategy may be effective in achieving the Series' investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either the Series' objective will be achieved or that the Series will provide for capital appreciation in excess of the Series' expenses. Because of the contrarian nature of the Series and the attributes of the common stock which caused inclusion in the portfolio, the Series may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategy for the Series has underperformed its index in certain years.

Litigation. Certain of the issuers of common stock may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health case expenditures, aggregate many billions of dollars.

In November 1998, certain companies in the U.S. tobacco industry, including Philip Morris, entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies.

To the best of the Fund's knowledge, other than tobacco litigation, there is no litigation pending as of the date of this Statement of Additional Information with respect to any common stock which might reasonably be expected to have a material adverse effect on the Series. At any time after the date of this Statement of Additional Information, litigation may be instituted on a variety of grounds with respect to the common stock held in the Series portfolio. The Fund is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Fund.

                             INVESTMENT RESTRICTIONS

Fundamental Policies. The following fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The Investment Company Act of 1940 (1940 Act) defines a majority vote as the vote of the lesser of (i) 67% of the Fund interests represented at a meeting at which more than 50% of the outstanding interests are represented or (ii) more than 50% of the outstanding voting interests.

         (1)      The Series may not issue senior securities.

         (2) The Series will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of the Series' assets. In the case of any borrowing, the Series may pledge, mortgage or hypothecate up to 15% of its assets.

         (3) The Series will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 when selling portfolio securities.

         (4) The Series will not purchase or sell real estate or interests therein.

         (5) The Series will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Series' total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

         (6) The Series may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

The Series is not a "diversified company," as that term is defined in the Investment Company Act of 1940, as amended. There are no limitations on the concentration of the investments held by the Series in any particular industry or group of industries.

                             MANAGEMENT OF THE FUND

The officers of the Fund manage its day to day operations and are responsible to the Fund's Board of Managers. The Board of Managers of the Fund sets broad policies for the Series and chooses the Fund's officers. The following is a list of the Managers and officers of the Fund and a statement of their present positions and principal occupations during the past five years.

For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust, JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, JNLNY Variable Fund I LLC, and JNLNY Variable Fund II LLC. Each of the Fund's Managers is also a Trustee or Manager of each of the other funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.

ANDREW B. HOPPING* (Age 40), 5901 Executive Drive, Lansing, Michigan 48911 Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex
President and Chief Executive Officer of the Fund and each of the other funds in the Fund Complex
JNL Series Trust, Vice President (8/96 to 8/97)
JNL Series Trust, Treasurer (8/96 to 8/97)
JNL Series Trust, Chief Financial Officer (8/96 to 8/97)
Jackson National Financial Services, LLC, President (3/98 to present)
Jackson National Financial Services, LLC, Managing Board Member
(3/98 to present)
Jackson National Life Insurance Company, Executive Vice President
(7/98 to present)
Jackson National Life Insurance Company, Chief Financial Officer
(12/97 to present)
Jackson National Life Insurance Company, Senior Vice President (6/94 to 7/98) National Planning Corporation, Vice President (5/98 to 7/98)
National Planning Corporation, Director (6/97 to present)
Jackson National Financial Services, Inc., CEO (7/97 to 5/98)
Jackson National Financial Services, Inc., President (7/97 to 5/98)
Countrywide Credit, Executive Vice President (3/92 to 6/94)

JOSEPH FRAUENHEIM (Age 64), 1405 Cambridge, Lansing, MI  48911
Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex
Consultant (1991 to present)

ROBERT A. FRITTS* (Age 50) 5901 Executive Drive, Lansing, Michigan 48911 Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex
Vice President, Treasurer and Chief Financial Officer of the Fund and each of the other funds in the Fund Complex
JNL Series Trust, Assistant Treasurer (2/96 to August 1997)
JNL Series Trust, Assistant Secretary (12/94 to 2/96)
Jackson National Life Insurance Company, Vice President and Controller

THOMAS J. MEYER (Age 52) 5901 Executive Drive, Lansing, Michigan 48911
Vice President, Secretary and Counsel of the Fund and each of the other funds in the Fund Complex
Jackson National Life Insurance Company, Senior Vice President (7/98 to present) Jackson National Life Insurance Company, Secretary (9/94 to present)
Jackson National Life Insurance Company, General Counsel (3/85 to present) Jackson National Life Insurance Company, Vice President (3/85 to 7/98)

RICHARD MCLELLAN (Age 57), 1191 Carriageway North, East Lansing, MI 48823 Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex
Dykema Gossett PLLC, Attorney

PETER MCPHERSON (Age 58), 1 Abbott Road, East Lansing, MI  48824
Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex
Michigan State University, President (10/93 to present)


MARK D. NERUD (Age 33) 225 West Wacker Drive, Suite 1200, Chicago, IL  60606

Vice President and Assistant Treasurer of the Fund and each of the other funds in the Fund Complex
Jackson National Financial Services, LLC, Chief Financial Officer
(3/98 to present)
Jackson National Financial Services, LLC, Managing Board Member
(3/98 to present)
National Planning Corporation, Vice President (5/98 to present)
Jackson National Financial Services, Inc., Director (1/98 to 5/98)
Jackson National Financial Services, Inc., Chief Operating Officer
(6/97 to 5/98)
Jackson National Financial Services, Inc., Treasurer (6/97 to 5/98)
Jackson National Life Insurance Company, Assistant Vice President - Mutual Fund Operations (5/97 to present)
Jackson National Life Insurance Company, Assistant Vice President
(10/96 to 4/97)
Jackson National Life Insurance Company, Assistant Controller (10/96 to 4/97) Jackson National Life Insurance Company, Senior Manager - Mutual Fund Operations (4/96 to 10/96)
Voyageur Asset Management Company, Manager - Mutual Fund Accounting
(5/93 to 4/96)

AMY D. EISENBEIS (Age 34) 5901 Executive Drive, Lansing, Michigan 48911
Vice President and Assistant Secretary of the Fund and each of the other funds in the Fund Complex
Jackson National Financial Services, LLC, Vice President (3/98 to present) Jackson National Financial Services, LLC, Secretary (3/98 to present)
National Planning Corporation, Vice President (1/98 to 7/98)
National Planning Corporation, Secretary (1/98 to 7/98)
National Planning Corporation, Chief Legal Officer (1/98 to 7/98)
Jackson National Life Insurance Company, Assistant Vice President
(4/99 to present)
Jackson National Life Insurance Company, Associate General Counsel
(7/95 to present)
Waddell & Reed, Inc., Staff Attorney (1/94 to 7/95)

*Managers who are interested persons as defined in the 1940 Act.


The officers of the Fund and the Managers who are "interested persons" as designated above receive no compensation from the Fund. Disinterested Managers will be paid $4,000 for each meeting of a fund in the Fund Complex that they attend. It is estimated that the disinterested Managers will receive the following compensation for services as a Manager during the fiscal year ended December 31, 1999:


                                                              Pension or Retirement
                            Aggregate Compensation from    Benefits Accrued As Part of      Total Compensation from
          Trustee                       Fund*                      Trust Expenses            Fund and Fund Complex*
          -------          ----------------------------    ---------------------------      -----------------------

Joseph Frauenheim                      $2,666.66                             0                         $16,000
Richard McLellan                        2,666.66                             0                          16,000
Peter McPherson                         2,666.66                             0                          16,000

* The Fund does not directly compensate the disinterested Managers. The disinterested Managers are compensated by JNFS pursuant to the Administration Agreement between the Fund and JNFS. (See "Administrative Fee").

As of July 22, 1999, the officers and managers of the Fund, as a group, owned less than 1% of the then outstanding shares of the Fund. To the extent required by applicable law, JNL will solicit voting instructions from owners of variable insurance or variable annuity contracts. All shares of the Series will be voted by JNL in accordance with voting instructions received from such variable contract owners. JNL will vote all of the shares which it is entitled to vote in the same proportion as the voting instructions given by variable contract owners, on the issues presented, including shares which are attributable to JNL's interest in the Fund.


                                   PERFORMANCE

The Series' historical performance may be shown in the form of total return and yield. These performance measures are described below. Performance advertised for the Series may or may not reflect the effect of any charges that are imposed under a variable annuity contract (Contract) that is funded by the Fund. Such charges, described in the prospectus for the Contract, will have the effect of reducing the Series' performance.

Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Series. Yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the net asset value.

The Series' standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission (SEC). Standardized average annual total return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods, or for a period covering the time the Series has been in existence if the Series has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Series' returns, you should recognize that they are not the same as actual year-by-year results. The standardized average annual total return for the Series for a specific period is found by first taking a hypothetical $1,000 investment (initial investment) in the Series' shares on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and the quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period.

The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Series has been in existence, if it has not been in existence for one of the prescribed periods.

Non-standardized total return may also be advertised. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment (initial investment) in the Series on the first day of the period and computing the end value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance, therefore, should not be considered a guarantee of future performance. Factors affecting the performance of the Series include general market conditions, operating expenses and investment management.

The yield for the Series is computed in accordance with a standardized method prescribed by the rules of the SEC. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment. Under this method, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the offering price per share on the last day of the period.

In computing the yield, the Series follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Series use to prepare annual and interim financial statements in accordance with generally accepted accounting principles.

The Series' performance quotations are based upon historical results and are not necessarily representative of future performance. The Series' interests are sold at net asset value. Returns and net asset value will fluctuate. Shares of the Series are redeemable at the then current net asset value, which may be more or less than original cost.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. JNFS, 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Fund. As investment adviser, JNFS provides the Fund with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Managers or officers of the Fund if elected to such positions. JNFS is a wholly owned subsidiary of JNL, which is in turn wholly owned by Prudential Corporation plc, a life insurance company in the United Kingdom.

JNFS acts as investment adviser to the Fund pursuant to an Investment Advisory and Management Agreement. The Investment Advisory and Management Agreement continues in effect for the Series from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund, and (ii) the interest holders of the Series or the Board of Managers. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding interests of the Series, and will terminate automatically upon assignment. Additional Series may be subject to a different agreement. The Investment Advisory and Management Agreement provides that JNFS shall not be liable for any error of judgment, or for any loss suffered by the Series in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNFS in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. The Series is obligated to pay JNFS the following fees:

          Assets                                                         Fees

          $0 to $500 million                                             .75%
          $500 million to $1 billion                                     .70%
          Over $1 billion                                                .65%

Sub-Adviser. JNFS has entered into a Sub-Advisory Agreement with First Trust Advisors L.P. (First Trust) to manage the investment and reinvestment of the assets of the Series, subject to JNFS' supervision.

First Trust, an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for the Series. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by Robert Donald Van Kampen. Pursuant to a Sub-Advisory Agreement with JNFS, First Trust is responsible for selecting the investments of the Series consistent with the investment objectives and policies of the Series, and will conduct securities trading for the Series. First Trust discharges its responsibilities subject to the policies of the Board of Managers of the Fund and the oversight and supervision of JNFS, which pays First Trust's sub-advisory fees.

Under the Sub-Advisory Agreement, First Trust provides the Series with discretionary investment services. Specifically, First Trust is responsible for supervising and directing the investments of the Series in accordance with the Series' investment objective, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. First Trust is also responsible for effecting all security transactions on behalf of the Series.

As compensation for its services, First Trust receives a fee, as disclosed in the Prospectus, which is paid by JNFS. The Sub-Advisory Agreement also provides that First Trust, its directors, officers, employees, and certain other persons performing specific functions for the Series will only be liable to the Series for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Sub-Advisory Agreement continues in effect for the Series from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Series and by the interest holders of the Series or the Board of Managers. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding interests of the Series, and will terminate automatically upon assignment or upon the termination of the investment management agreement between JNFS and the Series. Additional Series may be subject to a different agreement. The Sub-Advisory Agreement also provides that First Trust is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (Code), applicable to the Series (relating to the diversification requirements applicable to investments in underlying variable annuity contracts). JNFS is obligated to pay First Trust out of the advisory fee it receives from the Series the following fees:

        Assets                                                            Fees
        $0 to $500 million                                                .35%
        $500 million to $1 billion                                        .30%
        Over $1 billion                                                   .25%

License Agreements. JNFS, JNL and the Fund have entered into a Sub-License Agreement with First Trust under the terms of which the Fund and JNL are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company.

Administrative Fee. The Series pays to JNFS an Administrative Fee of .10% of the average daily net assets of the Series. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In addition, JNFS, at its own expense, will arrange for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of the Series. The Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

Custodian and Transfer Agent. Boston Safe Deposit & Trust Company, One Boston Place, Boston, Massachusetts 02108, acts as custodian for the Fund. In general, the custodian is responsible for holding the Fund's cash and securities and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

JNFS is the transfer agent and dividend-paying agent for the Fund.

Independent Accountants. The Series' independent accountants, PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, audit and report on the Series' annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Series.

Series Transactions and Brokerage. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Series to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

Transactions for the Series may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Series will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Series may participate, if and when practicable, in bidding for the purchase of securities for the Series' portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Series will engage in this practice, however, only when the sub-adviser, in its sole discretion, believes such practice to be otherwise in the Series' interest.

The primary consideration in portfolio security transactions is "best execution," i.e., execution at the most favorable prices and in the most effective manner possible. JNFS and First Trust always attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker/dealers who have furnished statistical, research, and other information or services to JNFS or First Trust. In placing orders with such broker/dealers, JNFS and First Trust will, where possible, take into account the comparative usefulness of such information. Such information is useful to JNFS and First Trust even though its dollar value may be indeterminable and its receipt or availability generally does not reduce JNFS's or First Trust's normal research activities or expenses.

JNFS and First Trust are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Series with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions may be paid to firms that provide research services to the extent permitted by law. JNFS and First Trust may use this research information in managing the Fund's assets, as well as the assets of other clients.

Any portfolio transaction for the Series may be executed through brokers that are affiliated with the Fund, investment adviser and/or sub-adviser, if, in the investment adviser's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Series a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of policies. Subject to best execution, broker/dealers may be selected based on the volume of interests sold.

There may be occasions when portfolio transactions for the Series are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of JNFS or First Trust. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when JNFS and First Trust believe that to do so is in the interest of the Fund. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

Code of Ethics. To mitigate the possibility that the Series will be adversely affected by personal trading of employees, the Fund, JNFS and First Trust have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. JNFS' Code complies, in all material respects, with the recommendations of the Investment Company Institute.

                 PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

The Separate Account may purchase interests of the Series at their net asset value. Interests are purchased using premiums received on policies issued by JNL. The Separate Account is funded by interests of the Fund.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional interests of the Series (rounded to the nearest 1/1000 of an interest). The Fund does not issue interest certificates.

As stated in the Prospectus, the net asset value (NAV) of Series' interests is determined once each day on which the New York Stock Exchange (NYSE) is open (Business Day) at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of Series' interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per interest NAV of the Series is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding. In determining NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using exchange rates in effect at the time of valuation. The Series will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Managers.

The Fund may suspend the right of redemption for the Series only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of interest holders.

                             ADDITIONAL INFORMATION

Description of Shares. The Fund may issue an unlimited number of full and fractional interests of the Series and divide or combine such interests into a greater or lesser number of interests without thereby changing the proportionate interests in the Fund. Each interest of the Series represents an equal proportionate interest in the Series with each other interest. The Fund reserves the right to create and issue any number of series of interests. In that case, the interests of each series would participate equally in the earnings, dividends, and assets of the particular Series. Upon liquidation of the Series, interest holders are entitled to share pro rata in the net assets of the Series available for distribution to interest holders. Each issued and outstanding interest in the Series is entitled to participate equally in dividends and distributions declared by the Series, and in the net assets of the Series remaining upon liquidations or dissolution after outstanding liabilities are satisfied. The interests of the Series, when issued, are fully paid and nonassessable. They have no preemptive, conversion, cumulative dividend or similar rights. They are freely transferable. Interests in the Series do not have cumulative rights. This means that owners of more than half of the Fund's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

Voting Rights. Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Managers and on other matters submitted to meetings of interest holders. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of interests of the Series affected by the proposal. When a majority is required, it means the lesser of 67% or more of the interests present at a meeting when the holders of more than 50% of the outstanding interests are present or represented by proxy, or more than 50% of the outstanding interests.

Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or address shown on the cover page of the Prospectus.

                                   TAX STATUS

The Fund is not a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). The Fund nonetheless does not pay federal income tax on its interest, dividend income or capital gains. As a limited liability company whose interests are sold only to Separate Account, the Fund is disregarded as an entity for purposes of federal income taxation. Jackson National Life, through Separate Account, is treated as owning the assets of the Series directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the Fund are not taxable to the Fund, and are not currently taxable to JNL or to policy owners, when left to accumulate within a variable annuity policy. Tax disclosure relating to the variable annuity policies that offer the Fund as an investment alternative is contained in the prospectuses for those policies.

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the variable annuity policies (that is, the assets of the Series). Failure to satisfy those standards would result in imposition of Federal income tax on a variable annuity policy owner with respect to the increase in the value of the variable annuity policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury  Regulations  amplify the  diversification  standards  set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

The Series will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of the Series.

                              FINANCIAL STATEMENTS

No financial statements for the Fund are included in the prospectus or in this Statement of Additional Information because the Fund had not commenced operations as of the effective date of this prospectus and Statement of Additional Information.

                            JNL VARIABLE FUND III LLC

                                     PART C
                                OTHER INFORMATION

Note: Items 23-30 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 23.  Exhibits

(a)      Certificate  of  Formation  of  Registrant   dated  January  26,  1999,
         incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

(b)      Operating  Agreement  of  Registrant,   incorporated  by  reference  to
         Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

(c)      Not Applicable

(d)      (1)      Investment   Advisory   and   Management   Agreement   between
                  Registrant and Jackson National Financial Services,  LLC dated
                  May  14,  1999,  incorporated  by  reference  to  Registrant's
                  Registration  Statement filed with the Securities and Exchange
                  Commission on May 28, 1999.

         (2) Form of Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and First Trust Advisors L.P., attached hereto.

(e) Fund Participation Agreement between Registrant, Jackson National Life Insurance Company and Jackson National Separate Account III dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

(f)      Not Applicable

(g) Delegation, Custody and Information Services Agreement between the Registrant and Boston Safe Deposit and Trust Company dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

(h) Administration Agreement between Registrant and Jackson National Financial Services, LLC dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

(i)      Opinion  of  Counsel,   incorporated   by  reference  to   Registrant's
         Registration   Statement   filed  with  the   Securities  and  Exchange
         Commission on May 28, 1999.

(j)      Not Applicable

(k)      Not Applicable

(l)      Not Applicable

(m)      Not Applicable

(n)      Not Applicable

(o)      Not Applicable

Item 24. Persons controlled by or under Common Control with Registrant.

                  Jackson National Separate Account III

Item 25. Indemnification.

                  Article IV of the Registrant's Operating Agreement provides that each of its Managers and Officers (including persons who serve at the Registrant's request as managers, directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                  The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

                  Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such manager, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, managers or employees of the
                  Registrant, and by separate agreement Jackson National Life Insurance Company has agreed to indemnify managers of the Registrant who are not interested persons of the Registrant or its investment adviser.

Item 26. Business and Other Connections of Investment Adviser.

                  Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of Jackson National Financial Services, LLC (JNFS) contained in the section entitled "Management of the Fund" of the Prospectus, and the biographical information pertaining to Messrs. Hopping, Meyer, Fritts and Nerud and Ms. Eisenbeis, contained in the section entitled "Management of the Fund" and the description of JNFS contained in the section entitled "Investment Advisory and Other Services" of the Statement of Additional Information.

                  First Trust Advisors L.P., file No. 801-39950, the sub-adviser of the series of the Fund, is primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information

Item 27. Principal Underwriters.

                  Not Applicable.

Item 28. Location of Accounts and Records

                  Certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9),
                  (10), and (11) are in the physical possession of the Registrant at 5901 Executive Drive, Lansing, Michigan 48911; certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9),
                  (10),  and  (11)  are  in  the  physical   possession  of  the
                  Registrant at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108.

Item 21.          Management Services.

                  Not Applicable.

Item 30. Undertakings.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Registrant   hereby  undertakes  to  furnish  each  person  to  whom  a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 22nd day of July, 1999.


                               JNL VARIABLE FUND III LLC


                               By:     /s/ Andrew B. Hopping by Thomas J. Meyer*
                                       -----------------------------------------
                                        Andrew B. Hopping
                                        President, CEO and Manager


         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Andrew B. Hopping by Thomas J. Meyer*   President,             July 22, 1999
-----------------------------------------   CEO and Manager        -------------
Andrew B. Hopping

/s/ Robert A. Fritts by Thomas J. Meyer*    Vice President,        July 22, 1999
-----------------------------------------   Treasurer,             -------------
Robert A. Fritts                            CFO and Manager

/s/ Joseph Frauenheim by Thomas J. Meyer*   Manager                July 22, 1999
-----------------------------------------                          -------------
Joseph Frauenheim

/s/ Richard McLellan by Thomas J. Meyer*    Manager                July 22, 1999
-----------------------------------------                          -------------
Richard McLellan

/s/ Peter McPherson by Thomas J. Meyer*     Manager                July 22, 1999
-----------------------------------------                          -------------
Peter McPherson

/s/ Thomas J. Meyer                                                July 22, 1999
--------------------------------------------                       -------------
* Attorney In Fact

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as managers of JNL VARIABLE FUND III LLC, a Delaware limited liability company, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Variable Fund III LLC, hereby constitute and appoint Andrew B. Hopping, Thomas J. Meyer and Robert P. Saltzman, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.


/s/ Andrew B. Hopping                                          February 11, 1999
-----------------------------------                            -----------------
Andrew B. Hopping                                              Date


/s/  Robert A. Fritts                                          February 11, 1999
-----------------------------------                            -----------------
Robert A. Fritts                                               Date


/s/ Joseph Frauenheim                                          February 11, 1999
-----------------------------------                            -----------------
Joseph Frauenheim                                              Date


/s/ Richard McLellan                                           February 11, 1999
-----------------------------------                            -----------------
Richard McLellan                                               Date


/s/ Peter McPherson                                            February 11, 1999
-----------------------------------                            -----------------
Peter McPherson                                                Date

                                  EXHIBIT LIST


Exhibit
Number            Description
------            -----------

23. (d)(2)        Investment  Sub-Advisory  Agreement  between Jackson  National
                  Financial  Services,  LLC and First Trust  Advisors L.P. dated
                  May 26, 1999, attached hereto as EX-99.23d2.